UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 4, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe,	Louisiana	71203
(Address of principal executive offices)		(Zip Code)
(318) 388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value per share	LUMN	The Nasdaq Stock Market LLC
Guarantees of Qwest Corporation’s 6.500% Senior Notes due 2051, denominations of $25	CTGG	The Nasdaq Stock Market LLC
Guarantees of Qwest Corporation’s 6.750% Senior Notes due 2052, denominations of $25	CTHH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On November 4, 2026, Lumen Technologies, Inc. (the “Company” or “we” or “us”) issued a press release announcing financial results for the third quarter ended September 30, 2026 (the "Earnings Release"). A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
A copy of the earnings presentation that the Company will present regarding its financial results during the teleconference beginning at 5:00 p.m. Eastern time on November 4, 2026 is attached to this Current Report on Form 8-K as Exhibit 99.2. The earnings presentation is also available on the “Investors” page of the Company’s website (http://www.lumen.com).

The information in Items 2.02 and 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, attached hereto, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press release dated November 4, 2026, reporting third quarter 2026 financial results.
Exhibit 99.2	Earnings Presentation dated November 4, 2026, reporting third quarter 2026 financial results.
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Date: November 4, 2026	By:	/s/ Donald Holt
Donald Holt
Chief Accounting Officer and Controller

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